UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 1, 2026
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Prior to industry conference attendance, JetBlue Airways Corporation ("JetBlue" or the "Company") announced today an operational and financial update of its expected second quarter 2026 results.

JetBlue has maintained strong operational performance quarter-to-date with a completion factor of 99.8%.

Demand for travel in the second quarter has remained strong and consistent with trends observed earlier in the year, with healthy demand across the booking curve, supported by strength for close-in travel. We continue to see positive demand trends across all cabins and geographies. Notably, routes previously operated by Spirit have demonstrated outperformance following Spirit's shutdown. Although it remains early in the third quarter booking curve, we are encouraged current trends may carry-forward.

Consistent operational performance is driving solid cost execution in the second quarter. Although rising in-quarter Brent prices are driving a slightly higher second quarter fuel price versus our previous guidance, we now expect to recapture 40% or more of increased fuel costs in the quarter.

The table below provides JetBlue’s updated investor guidance for the second quarter ending June 30, 2026.

Second Quarter 2026 Outlook	Current Guidance	Previous Guidance (1)
Capacity and Revenue
Available Seat Miles ("ASMs") Year-Over-Year	2.0% – 4.0%	1.5% - 4.5%
RASM Year-Over-Year	9.0% - 12.0%	7.0% - 11.0%
Expense
CASM Ex-Fuel (2) Year-Over-Year	3.0% - 5.0%	3.0% - 5.0%
Fuel Price per Gallon (3)	$4.26 - $4.36	$4.13 - $4.28
Capital Expenditures	~$225 million	~$275 million

Our estimated effective tax rate is ~6% for the second quarter 2026, primarily reflecting a non-cash impact from a valuation allowance included in our forecasted annual effective tax rate.

(1) Previous guidance as of April 28, 2026.
(2) Operating expense per available seat mile, excluding fuel, other non-airline operating expenses and special items. Non-GAAP financial measure; refer to Note A for further details on non-GAAP forward looking information.
(3) JetBlue utilizes the forward Brent crude curve and the forward Brent crude to jet crack spread to calculate fuel price for the current quarter. Fuel price is based on the forward curve as of May 22, 2026. Includes fuel taxes and other fuel fees.

The information included under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward Looking Information
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "expects," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "may," "will," "should," "seeks," "goals," "targets" or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Current Report on Form 8-K include, without limitation, statements regarding our outlook and future results of operations and financial position. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; the risk associated with the execution of our strategic operating plans in the near-term and long-term; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs, including those that impact commercial aircraft and related parts imported from outside the United States; the outcome of current or future legal proceedings or regulatory actions; risks associated with stockholder activism; risks associated with cybersecurity and privacy, including potential disruptions to our information technology systems or information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; possible failure to comply with financial and other debt covenants included in the agreements governing our debt; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; limits on our ability to use certain tax attributes; risks associated with our development and use of AI-powered solutions; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal government shutdowns, federal budget constraints or federally imposed furloughs; increasing scrutiny of, and evolving expectations regarding, environmental matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year.

Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Current Report on Form 8-K, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2025, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this Current Report on Form 8-K might not occur. Our forward-looking statements speak only as of the date of this Current Report on Form 8-K. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.
Note A - Non-GAAP Financial Measures
We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Current Report on Form 8-K. Non-GAAP financial measures are financial measures that are derived from the condensed consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies.
With respect to JetBlue’s CASM Ex-Fuel (1) guidance, we are not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results.
(1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	June 1, 2026	By:	/s/ Dawn Southerton
Dawn Southerton
Vice President, Controller
(Principal Accounting Officer)